Exhibit 10.8

EXECUTION

LIMITED PAYMENT GUARANTY

THIS LIMITED PAYMENT GUARANTY ("Guaranty") is made as of August 18, 2011, by Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("Principal") with a mailing address at c/o Inland Diversified Evans Mullins, LLC, 2901 Butterfield Road, Oak Brook, IL 60523, for the benefit of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR TO WELLS FARGO BANK, N.A., IN ITS CAPACITY AS TRUSTEE, FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006 GG8, ITS SUCCESSORS AND ASSIGNS, with a mailing address c/o Wells Fargo Bank, N. A., Commercial Security Deed Servicing, 1901 Harrison Street, 2nd Floor, Oakland, CA 94612, ("Noteholder").

RECITALS

A.

On or about August 8, 2006, GOLDMAN SACHS COMMERCIAL SECURITY DEED CAPITAL, L.P., a Delaware limited partnership ("Original Lender") made a certain loan and extended credit in the amount of TWENTY-THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($23,500,000.00) (the "Loan") to Mullins Crossing, LLC, a Georgia limited liability company ("Borrower").

B.

The Loan is evidenced by a Promissory Note ("Note") dated as of August 8, 2006, from Borrower payable to the order of Original Lender in the principal amount of the Loan and is also evidenced band secured by a certain Deed to Secure Debt, Assignment of Rents and Security Agreement ("Security Deed") on the real property and improvements described in the Security Deed (which real property and improvements are collectively referred to herein as the "Property") and ether Security Deeds, if any specified in the Note.

C.

The Loan Documents include the Note, the Security Deed, and such other documents described in the Note or Security Deed as "Loan Documents".

D.

This Guaranty is not one of the Loan Documents.

E. In connection with this Guaranty, the Loan Documents are being assumed by Inland Diversified Evans Mullins, L.L.C., a Delaware limited liability company ("Assumptor").

NOW, THEREFORE, to induce Noteholder to consent to the Assumption Agreement and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Principal hereby covenants and agrees for the benefit of Noteholder, as follows:

I. NATURE AND SCOPE OF GUARANTY

1.1

Guaranteed Obligations. Principal hereby irrevocably and unconditionally indemnifies Noteholder (and its successors and assigns), from and against any liability incurred in connection with the Guaranteed Obligations (as defined below) as and when the same shall be incurred. Principal hereby irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Guaranteed Obligations as a primary obligor, and that each Principal shall fully perform, jointly and severally, each and every term and provision hereof.

1.2

Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" shall mean all principal, interest and other sums of any kind, nature or description whatsoever which Assumptor may now or at any time hereafter owe under the Note, Security Deed or any of the other Loan Documents or otherwise in connection with the Loan (including costs, attorneys' fees and expenses), limited to the total sum of TWO MILLION TWO HUNDRED THOUSAND AND no/100 DOLLARS ($2,200,000.00).

1.3

Nature of Guaranty. This Guaranty is irrevocable, absolute, and continuing. This Guaranty may not be revoked by Principal and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Principal and after (if principal is a natural person) Principal's death (in which event this Guaranty shall be binding upon principal's estate and Principal's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Principal to Noteholder with respect to Guaranteed Obligations. This Guaranty may be enforced by Noteholder and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

1.4

Guaranteed Obligations Not Reduced by Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of Principal to Noteholder hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future offset, claim or defense of Assumptor, or any other party, against Noteholder or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5

Payment by Principal. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Principal shall, immediately upon demand by Noteholder, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States; of America, the amount due on the Guaranteed Obligations to Noteholder at Noteholder's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6

No Duty to Pursue Others. It shall not be necessary for Noteholder (and Principal hereby waives any rights which Principal may have to require Noteholder), in order to enforce such payment by Principal, first to (i) institute suit or exhaust its remedies against Assumptor or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Noteholder's rights against any collateral which shall ever have been given to secure the Loan,

(iii)

enforce Noteholder's rights against any other Principal of the Guaranteed Obligations, (iv) join Assumptor or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Noteholder against any collateral which, shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Noteholder shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.7

Waivers. Principal agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Noteholder to Assumptor, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note or of any other Loan Documents,

(iv)

the execution and delivery by Assumptor and Noteholder of any other loan or credit agreement or of Assumptor's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (v) the occurrence of any breach by Assumptor or Event of Default, (vi) Noteholder's transfer or disposition of the Guaranteed

Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Assumptor, or (ix) any other action at any time taken or omitted by Noteholder, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

1.8

Payment of Expenses. In the event that Principal should breach or fail to timely perform any provisions of this Guaranty, Principal shall, immediately upon demand by Noteholder, pay Noteholder all costs and expenses (including court costs and reasonable attorneys' and paralegals' fees at all trial and appellate levels and in any bankruptcy proceedings) incurred by Noteholder in the enforcement hereof or the preservation of Noteholder's rights hereunder. The covenant contained in this section shall survive the payment and performance of the Guaranteed Obligations.

1.9

Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Noteholder must rescind or restore any payment, or any part thereof, received by Noteholder in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Principal by Noteholder shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Assumptor and Principal that Principal's obligations hereunder shall not be discharged except by Principal's performance of such obligations and then only to the extent of such performance.

1.10 Deferment of Rights of Subrogation, Reimbursement and Contribution.

(a)

Notwithstanding any payment or payments made by any Principal hereunder, no Principal will assert or exercise any right of Noteholder or of such Principal against Assumptor to recover the amount of any payment made by such Principal to Noteholder by way of subrogation, reimbursement, contribution, Guaranty, or otherwise arising by contract or operation of law, and such Principal shall not have any right of recourse to or any claim against assets or property of Assumptor, whether or not the obligations of Assumptor have been satisfied, all of such rights being herein expressly waived by such Principal. Each Principal agrees not to seek contribution or guaranty or other recourse from any other guarantor. If any amount shall nevertheless be paid to Principal by Assumptor or another Principal prior to payment in full of the Obligations (hereinafter defined), such amount shall be held in trust for the benefit of Noteholder and shall forthwith be paid to Noteholder to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Assumptor by virtue of any payment, court order or any applicable law.

(b)

Notwithstanding the provisions of Section 1.10(a), each Principal shall have and be entitled to (1) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty and (2) all claims it would have against Assumptor or any other Principal in the absence of Section 1.10(a) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the "Subrogation Trigger Date") which is 90 days after the date on which all sums owed to Noteholder under the Loan Documents (the "Obligations") have been paid in full, if and only if (x) no Event of Default under the Security Instrument with respect to Noteholder or any other Principal has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of each principal's rights under this Section 1.10(b) would not make such Principal a creditor (as defined in the Bankruptcy Code, as such term is hereinafter defined) of Assumptor or any other Principal in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

1.11

Bankruptcy Code Waiver. It is the intention of the parties that the Principal shall not be deemed to be a "creditor" or "creditors" (as defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code")) of Assumptor, or any other Principal, by reason of the existence of this Guaranty, in the event that Assumptor or any Principal, becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Principal hereby waives any such right as a "creditor" under the Bankruptcy Code. This waiver is given to induce Noteholder to consent to the assumption of the Loan evidenced by the Note to Assumptor. After the Loan is paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

1.12

"Assumptor." The term "Assumptor" as used herein shall include any new or successor corporation, association, partnership (general or Limited), joint venture, limited liability company, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Assumptor or any interest in Assumptor.

II. EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING PRINCIPAL'S OBLIGATIONS

Principal hereby consents and agrees to each of the following, and agrees that Principal's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Principal might otherwise have as a result of or in connection with any of the following:

2.1

Modifications. Any renewal, extension of time for performance, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Note, Loan Documents, or other document, instrument, contract or understanding between Assumptor and Noteholder, or any other parties, pertaining to the Guaranteed Obligations or any failure of Noteholder to notify Principal of any such action.

2.2

Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Noteholder to Assumptor or any Principal.

2.3

Condition of Assumptor or Principal. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Assumptor, Principal or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Assumptor or Principal, or any sale, lease or transfer of any or all of the assets of Assumptor or Principal, or any changes in the shareholders, partners or members of Assumptor or Principal; or any reorganization of Assumptor or Principal.

2.4

Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Assumptor has valid defenses, claims or offsets (whether at law, in «equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Assumptor, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or

(vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Principal shall remain liable hereon regardless of whether Assumptor or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5

Release of Obligors. Any full or partial release of the liability of Assumptor on the Guaranteed Obligations, or any part thereof, or of any co-indemnitors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, whether or not the same may impair or destroy any subrogation rights of Principal, or substitute a legal or equitable discharge of any surety or Principal, it being recognized, acknowledged and agreed by Principal that Principal may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Principal has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Noteholder will look to other parties to pay or perform the Guaranteed Obligations.

2.6

Other Collateral. The taking or accepting of any other security, collateral or Guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.7

Release of Collateral. Any release, sale, transfer, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.8

Care and Diligence. The failure of Noteholder or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property of security, including but not limited to any neglect, delay, omission, failure or refusal of Noteholder (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9

Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Principal that Principal is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

2.10

Merger. The reorganization, merger or consolidation of Assumptor into or with, any other corporation or entity.

2.11

Preference. Any payment by Assumptor to Noteholder is held to constitute a preference under bankruptcy laws, or for any reason Noteholder is required to refund such payment or pay such amount to Assumptor or someone else.

2.12

Exculpatory Provisions. Any exculpatory provision in the Note, Loan Documents or other document, instrument or understanding between Assumptor and Noteholder limiting

Noteholder's recourse to the Property or to any other security for the Note, or otherwise limiting Noteholder's rights thereunder.

2.13

Assumptor Representations. The accuracy or inaccuracy of the representations made by the Assumptor under the Assumption Agreement or the Loan Documents.

2.14

Statute of Limitations The defense of the statute of limitations to the fullest extent permitted by applicable law, any defense arising out of any lack of promptness in commencing suit and/or in giving any notice to or making any claim or demand upon Principal.

2.15

Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Principal or increases the likelihood that principal will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Principal that Principal shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

Principal warrants and agrees that each of the waivers set forth above is made with Principal's full knowledge of its significance and consequences and that under the circumstances the waivers are reasonable. If any said waivers are determined to be contrary to any application of law or public policy, such waivers shall be effective only to the extent permitted by law.

III. REPRESENTATIONS AND WARRANTEES

To induce Noteholder to enter into the loan assumption documents and extend credit to Assumptor, Principal represents and warrants to Noteholder as follows:

3.1

Benefit. Principal is an affiliate of Assumptor, is the owner of a direct or indirect interest in Assumptor, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2

Familiarity and Reliance. Principal is familiar with, and has independently reviewed books and records regarding, the financial condition of Assumptor and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Principal is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3

No Representation by Noteholder. Neither Noteholder nor any other party has made any representation, warranty or statement to Principal in order to induce Principal to execute this Guaranty.

3.4

Principal's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Principal is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

3.5

Legality. The execution, delivery and performance by Principal of this Guaranty and title consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Principal or the Property is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, Security Instrument, Security Instrument, charge, lien, or any contract, agreement or other instrument to which Principal is a party or which may be applicable to Principal or the Property. If Principal is a corporation, partnership or limited liability company, it has the full corporate/partnership/company power and authority to execute and deliver this Guaranty and to perform its obligations hereunder, the execution, delivery and performance of this Guaranty has been duly and validly authorized; and all requisite corporate/partnership/company action has been taken by Principal to make this Guaranty a legal and binding obligation of Principal, is enforceable in accordance with its terms. If Principal is an individual, he/she is acting in an individual capacity and has full capacity and authority to make this Guaranty valid and binding upon Principal, enforceable in accordance with its terms.

3.6

Survival. All representations and warranties made by Principal herein shall survive the execution hereof.

3.7

Review of Documents. Principal has examined the Note and all of the Loan Documents.

3.8

Litigation. Except as otherwise disclosed to Noteholder, there are no proceedings pending or, so far as Principal knows, threatened before any court or administrative agency which, either in any one instance or the aggregate if decided adversely to Principal, would materially adversely affect the financial condition of Principal or the authority of Principal to enter into, or the validity or enforceability of this Guaranty.

3.9

Tax Returns. Principal has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

3.10

Assumptor's and Borrower's Financial Condition. Principal warrants that (i) this Guaranty is executed at Assumptor's request, (ii) Noteholder has made no representation to principal as to the creditworthiness of Borrower or Assumptor, and (in) Principal assumes the responsibility for keeping informed of the financial condition of Assumptor and of all other circumstances bearing upon the risk of nonpayment of the matters for which Noteholder, and agrees that Noteholder shall have no duty to advise Principal of any information known to Noteholder regarding any such financial condition or circumstances.    Principal hereby irrevocably waives any defense which, absent this waiver, Principal would have that Principal's obligations under this Guaranty could be exonerated based upon Noteholder's failure to inform Principal of the existing or ongoing financial condition of Borrower or Assumptor or of any other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

IV. SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1

Subordination of All Principal Claims. As used herein, the term "Principal Claims" shall mean all debts and liabilities of Assumptor to Principal, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Assumptor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Principal. The Principal Claims shall include without limitation all rights and claims of Principal against Assumptor (arising as a result of subrogation or otherwise) as a result of Principal's payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Section 1.10 hereof are unenforceable. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default,

Principal shall not receive or collect, directly or indirectly, from Assumptor or any other party any amount upon the Principal Claims.

4.2

Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Principal as debtor, Noteholder shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Principal Claims. Principal hereby assigns such dividends and payments to Noteholder. Should Noteholder receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Principal, and which, as between Assumptor and Principal, shall constitute a credit upon the Principal Claims, then upon payment to Noteholder in full of the Guaranteed Obligations, Principal shall become subrogated to the rights of Noteholder to the extent that such payments to Noteholder on the Principal Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Noteholder had not received dividends or payments upon the Principal Claims.

4.3

Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Principal should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Principal agrees to hold in trust for Noteholder an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Noteholder, and Principal covenants promptly to pay the same to Noteholder.

4.4 Liens Subordinate. Principal agrees that any hens, security interests, judgment liens, charges or other encumbrances upon Assumptor's assets securing payment of the Principal Claims! shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Assumptor's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Principal or Noteholder presently exist or are hereafter created or attach. Without the prior written consent of Noteholder, Principal shall not (i) exercise or enforce any creditor's right it may have against Assumptor, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Assumptor held by Principal.

V. MISCELLANEOUS

5.1

Waiver. No failure to exercise, and no delay in exercising, on the part of Noteholder, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Noteholder hereunder shall be in addition to all other .rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

5.2

Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the day such notice is tendered to a nationally recognized overnight delivery service or on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, in either instance, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as either party shall in like manner designate in writing. The addresses of the parties hereto are as designated in paragraph one hereof.

5.3

Governing Law: Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY ENCUMBERED BY THE SECURITY INSTRUMENT IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PRINCIPAL HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS GUARANTY.

5.4

Waiver of Jury Trial. PRINCIPAL, TO THE FULL EXTENT PERMITTED   BY   LAW,   HEREBY   KNOWINGLY,   INTENTIONALLY AND

VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FOREGOES THE RIGHT TO A TRIAL BY J1LJRY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS GUARANTY OR ANY CONDUCT, ACT OR OMISSION OF NOTEHOLDER OR PRINCIPAL, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH NOTEHOLDER OR PRINCIPAL, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. NOTEHOLDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY PRINCIPAL.

5.5

Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.6

Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

5.7

Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Principal may not, without the prior written consent of Noteholder, assign any of its rights, powers, duties or obligations hereunder.

5.8

Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.9

Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

5.10

Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

5.11

Rights and Remedies. If Principal becomes liable for any indebtedness owing by Assumptor to Noteholder, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Noteholder hereunder shall be cumulative of any and all other rights that Noteholder may ever have against Principal. The exercise by Noteholder of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.12

Interest. In the event that Noteholder incurs any obligations, costs or expenses under this Guaranty, Principal shall pay Noteholder immediately on demand, and if such payment is not received within ten (10) days, interest on such amount shall, after the expiration of the ten (10) day period, accrue at the Default Rate until such amount, plus interest, is paid in full.

5.13

Joint and Several Liability; Separate Property. In the event that this Guaranty is executed by more than one party as Principal, the liability of such parties is joint and several. In addition, Principal's obligations hereunder are joint and several with any other person now or hereafter obligated under the Loan Documents and are independent of any obligations of Principal under the Loan Documents. A separate action or actions may be brought and prosecuted against Principal, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions. Any married person who signs this instrument hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations under this Guaranty.

5.14

Waiver of Election of Remedies. Principal waives all rights and defenses arising out of an election of remedies by Noteholder.

5.15

Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF PRINCIPAL AND NOTEHOLDER WITH RESPECT TO PRINCIPAL'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY PRINCIPAL AND NOTEHOLDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN PRINCIPAL AND NOTEHOLDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN PRINCIPAL AND NOTEHOLDER.

[SIGNATURE PAGES TO FOLLOW]

EXECUTED as of the day and year first above written.

PRINCIPAL:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By: /s/ Barry L. Lazarus

Name:  Barry L. Lazarus

Title:  President